SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


  Filed by the Registrant  [X]

  Filed by a Party other than the Registrant  [ ]

  Check the appropriate box:

  [ ] Preliminary Proxy Statement    [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

  [X]  Definitive Proxy Statement

  [ ]  Definitive Additional materials

  [ ]  Soliciting Material Under Rule 14a-12

                                  MAXXON, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:

  [ ] Fee paid previously with preliminary materials:

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:

                                  MAXXON, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 16, 2001


To Our Stockholders:

     The 2001 Annual Meeting of Stockholders of Maxxon, Inc., a Nevada corporation, will be held at the Marriott Chicago Downtown, 540 North Michigan Avenue, Chicago, Illinois 60611, on Thursday, August 16, 2001, beginning at 9:00 a.m. Central Daylight Time, for the following purposes:

     (1) To elect Gifford Mabie as director to serve until the next annual meeting of stockholders;

     (2) To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 75,000,000;

     (3) To approve an amendment to the Company's 1998 Stock Option Plan to increase the maximum number of shares of common stock available for grant thereunder from 2,000,000 to 9,000,000

     (4) To ratify the appointment of Sutton Robinson Freeman & Co., P.C. as independent auditors for the fiscal year ending December 31, 2001; and

     (5) To transact such other business as may properly come before the meeting.

     All holders of record of shares common stock at the close of business on June 20, 2001 are entitled to vote at the meeting or any postponements or adjournments of the meeting.


                                       By order of the Board of Directors,

                                       /s/ GIFFORD MABIE
                                       --------------------------------------
                                       Gifford Mabie
                                       Sole Director

July 12, 2001
Tulsa, Oklahoma

                                  MAXXON, INC.
                        8908 South Yale Avenue, Suite 409
                              Tulsa, Oklahoma 74137

                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------

     This Proxy Statement contains information related to the Annual Meeting of Stockholders of Maxxon, Inc., a Nevada corporation, to be held on Thursday, August 16, 2001, beginning at 9:00 a.m., Central Daylight Time, at the Marriott Chicago Downtown, 540 North Michigan Avenue, Chicago, Illinois 60611, and at any postponements or adjournments thereof. This solicitation is being made by the Company. This proxy statement is first being sent to stockholders on or about July 15, 2001.

     The Company is mailing its 2001 Annual Report for the year ended December 31, 2000, including financial statements, simultaneously with this Proxy Statement to all stockholders of record as of the close of business on June 20, 2001. That report does not constitute a part of this proxy solicitation material.

INFORMATION CONCERNING SOLICITATION AND VOTING
     Proxies are solicited to give all Stockholders of record at the close of business on June 20, 2001 (the "Record Date"), an opportunity to vote on matters that come before the Meeting. No action will be taken by written consent. Shares of Common Stock (the "Shares") can be voted only if the Stockholder is present in person or is represented by proxy.

     A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. All matters shall be decided by vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter.

     When your Proxy Form is returned properly signed, the Shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed Proxy Form. If your Proxy Form is signed and returned without specifying choices, the Shares will be voted as recommended by the Board of Directors. Abstentions marked on the Proxy Form, broker non-votes (i.e. shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) are voted neither "for" nor "against" items being voted upon, but are counted in the determination of a quorum.

     As of the Record Date, there were 22,938,457 Shares outstanding. Each outstanding Share is entitled to one vote on each matter properly brought before the Meeting.

REVOCABILITY OF PROXY
     You can change or revoke your proxy at any time before it is voted at the annual meeting by submitting another proxy by mail with a more recent date than that of the proxy first given, or by sending written notice of revocation to our secretary, or by attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY FORM WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

DISSENTERS' RIGHT OF APPRAISAL
     There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the August 16, 2001 Annual Meeting of Shareholders.

SOLICITATION AND COST
     The Company will bear all costs and expenses related to this solicitation of proxies by the Board of Directors, including legal fees, the costs of preparing, printing, and mailing to the Stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the sole officer and director and employees of the Company, without receiving additional compensation, may solicit proxies personally, by telephone, or by any other means of communication. Furthermore, the Company has retained ADP at an estimated cost of $5,000 to solicit the nominee or broker vote.

PERSONS MAKING THE SOLICITATION
     No Director intends to oppose any action intended to be taken by the Company

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
     Gifford Mabie has been the sole officer and director for the last fiscal year. Mr. Mabie is the sole nominee for director.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     Only holders of shares of the Company's common stock are entitled to vote at the Annual Shareholders Meeting. To vote your shares, you must be a shareholder of record on the record date, which is June 20, 2001.

RELATED TRANSACTIONS
     Incorporated herein by reference to Item 12 of the Company's Form 10-KSB for the year ended December 31, 2000.

FINANCIAL AND OTHER INFORMATION
     Financial information including management's plan of operation is located on pages 10, 11 and F-1 through F-16 of the Company's Form 10-KSB for the year ended December 31, 2000. Such financial information including management's plan of operation is incorporated herein by reference.

MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS
     There are no such matters to be considered at the Annual Shareholders Meeting.

ACQUISITION OR DISPOSITION OF PROPERTY
     There is no action to be taken at the Annual Shareholders Meeting with respect to the acquisition or disposition of any property.

RESTATEMENT OF ACCOUNTS
     There is no action to be taken at the Annual Shareholders Meeting with respect to the restatement of any asset, capital or surplus account.

ACTION WITH RESPECT TO REPORTS
     There is no action to be taken at the Annual Shareholders Meeting with respect to any report of the Company.

MATTERS NOT REQUIRED TO BE SUBMITTED
     There is no action to be taken at the Annual Shareholders Meeting which is not required to be submitted to a vote of security holders.


                       ITEM 1 -- ELECTION OF SOLE DIRECTOR

     Gifford Mabie has been nominated to serve as sole director until the next annual meeting of shareholders. The Company has no standing audit, nominating and/or compensation committees or committees performing similar functions.

     Certain Legal Proceedings. Mr. Mabie has not been involved in any of the events that are set forth under Item 401 of Regulation S-B.

     Gifford M. Mabie, age 60, is the sole officer and director of Maxxon. He was a founder of the Company and has served as an officer and director since May 20, 1997. From 1982 to 1994, Mr. Mabie was Senior Vice President of CIS Technologies, Inc. (NASD: CISI), a leading healthcare information company that was purchased by National Data Corporation (NYSE: NDC) in 1996. Mr. Mabie was instrumental in raising over $40 Million in capital that funded acquisitions and new product development. As a result, that company's revenues grew from $105,000 in 1987 to over $40 Million in 1995. Prior to CIS, Mr. Mabie was with Honeywell Information Systems, Inc. and was Corporate Controller with W.B. Dunavant and Company, one of the world's largest cotton brokers. He holds degrees in accounting and economics from Memphis State University and served for eight years in the U.S. Navy.

     Other Directorships. Gifford Mabie is the sole officer and director of Lexon, Inc., (OTCBB: LXXN), which is developing cancer screening test kits for colon cancer and certain types of ovarian and testicular cancers and for lung cancer, and of Centrex, Inc., a private company that is developing a prototype for near-instantaneous detection of E. coli and cryptosporidium. Mr. Mabie is also an officer and director of Nubar Enterprises, Inc., a private company that is developing a laminated carbon fiber reinforcing bar for concrete structures, and of Image Analysis, Inc., a private company that is developing a color magnetic resonance imaging software.

             THE BOARD RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEE


          ITEM 2 - AUTHORIZATION TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

     The Board of Directors has approved and recommends that the Stockholders approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 75,000,000.

     The Company is presently authorized to issue 25,000,000 shares of common stock, of which 22,938,457 shares were issued and outstanding as of June 20, 2001. The additional 50,000,000 shares would have the same rights and privileges as the common stock presently outstanding. Holders of common stock have no preemptive rights to subscribe for any additional common stock of the Company.

     The Company believes that it is desirable to have additional authorized shares of common stock available for funding, for acquisitions, for employee benefit programs and for other general corporate purposes in the proximate future, as such the terms of the securities can not be stated or estimated with respect to all of the securities to be authorized. These additional shares may dilute the existing shareholders, depending on future circumstances. If the amendment is approved, the additional shares would be available for issuance without further action by the stockholders, unless such action is required by applicable law or any stock exchange or other quotation system through which Maxxon's securities may be listed or quoted in the future.

                    THE BOARD RECOMMENDS A VOTE "FOR" ITEM 2


                ITEM 3-APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                             1998 STOCK OPTION PLAN

     The Board has approved, subject to stockholder approval, an amendment to the Company's 1998 Stock Option Plan, to increase the maximum number of shares of common stock available for grant thereunder from 2,000,000 shares to 9,000,000 shares.

     A brief description of the material features of the Plan is set forth below, but is qualified by reference to the full text of the Plan, which is incorporated herein by reference to the Company's Form 10-SB filed December 23, 1999.

     Purpose. The purpose of the Plan is to promote the interests of Maxxon and its stockholders by strengthening the Company's ability to attract, motivate and retain employees, non-employee directors, advisors and consultants and to provide a means to encourage stock ownership and a proprietary interest in the Company by the employees, advisors and consultants upon whose judgment, initiative and efforts the financial success and growth of the Company's business largely depend.

     Eligible Employees. The eligible participants in the Plan are the Company's employees, advisors and consultants, as determined and designated from time to time by the Board in its sole discretion. At June 30, 2001 there were 5 employees and 3 advisors and consultants eligible to participate in the Plan.

     Grants Under the Plan. The Plan provides for the grant of options to purchase the Common Stock (including both options intended to qualify as incentive stock options under section 422 of the Code and stock options which do not so qualify).

     Administration. The Plan is administered by the Board of Directors. Subject to the provisions of the Plan, the Board has the authority and discretion to grant awards under the Plan, to interpret the provisions of the Plan and the award agreements made thereunder and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan.

     Maximum Shares to be Issued. Assuming Proposal III is approved by the Company's stockholders, the number of shares of Common Stock which may be issued pursuant to the grant of awards under the Plan may not exceed 9,000,000 in the aggregate (subject to antidilution adjustments). Any shares subject to an award granted under the Plan that cease to be issuable thereunder will thereafter be available for further award grants.

     Stock Option Grants. The Board specifies the terms and conditions of stock options granted under the Plan including without limitation the number of shares covered by each option, the exercise price, the option period, any vesting restrictions with respect to the exercise of the option and whether each option is intended to qualify as an incentive stock option. No option under the Plan may have an option exercise period of more than ten years. Options intended to qualify as incentive stock options must have an exercise price per share of not less than the fair market value of the Common Stock on the date of grant. Furthermore, options intending to qualify as incentive stock options and granted to a person who at the time of the grant holds more than 10% of the total combined voting power of all classes of the Company's Common Stock must have an exercise price per share of not less than 110% of the fair market value of the Common Stock on the date of grant and an option exercise period of not more than five years.

     Restrictions on Transfer. Awards under the Plan may not be transferred by a participant other than by will or by the laws of descent and distribution and may be exercised during the participant's lifetime only by the participant. Notwithstanding the foregoing, participants may, to the extent permitted by the Board, transfer nonqualified options to members of the participant's immediate family or to charitable institutions.

     Amendment. The Board may at any time amend or terminate the Plan, provided that no such amendment may be made without the approval of the Company's stockholders to the extent approval is required by applicable laws, rules or regulations and provided further that no amendment or termination may adversely affect the rights of a participant with respect to an outstanding award.

     Change in Control. Generally, options that are not vested and exercisable at the time of a change in control of Maxxon (as defined in the Plan) will become fully vested and exercisable at such time unless, in connection with any such event, provisions have been made for (i) the continuation of the Plan and/or assumption of such options by a successor corporation or (ii) the substitution for such options of new options covering the stock of a successor corporation.

     Federal Income Tax Consequences. An optionee will not generally recognize taxable income upon the grant of a nonqualified stock option to purchase shares of Maxxon common stock. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value for the shares over the exercise price. An optionee who sells any of the shares will recognize capital gain or loss measured by the difference between the tax basis of the shares and the amount realized on the sale. The tax basis of the shares in the hands of the optionee will equal the exercise price paid for the shares plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares for capital gains purposes will commence on the day the option is exercised. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

     An optionee will not generally recognize income upon the grant of an incentive stock option to purchase shares of Maxxon common stock and will not generally recognize income upon exercise of the option, provided the optionee is an employee of Maxxon or a subsidiary at all times from the date of grant until three months prior to exercise. However, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an optionee. Where an optionee who has exercised an incentive stock option sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the shares on the date of exercise, or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. Maxxon will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

     Grant Information. At June 30, 2001, there were outstanding options with respect to 1,200,000 shares of the Common Stock granted pursuant to the Plan. It is not possible to determine the award grants that will be made pursuant to the Plan in the future. During the year ended December 31, 2000, there were no stock options granted under the Plan.

                    THE BOARD RECOMMENDS A VOTE "FOR" ITEM 3


                   ITEM 4-RATIFICATION OF INDEPENDENT AUDITORS

     The Company has appointed Sutton Robinson Freeman & Co., P.C. ("Sutton Robinson Freeman") as its independent accountants for the fiscal year ending
December 31, 2001. Sutton Robinson Freeman has served as the Company's independent accountants since 1997. Services provided to the Company by Sutton Robinson Freeman in fiscal 2000 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, and various tax services.

     Audit Fees. The Company paid its auditors $4,872.50 in fees for their professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's reports on Form 10-QSB during the year 2000.

     Financial Information Systems Design and Implementation Fees. The Company's auditors did not provide services during 2000 constituting the design or implementation of financial information systems.

     All Other Fees. In addition to the audit fees previously described, the Company paid Sutton Robinson Freeman $1,261.35 during 2000 to prepare the Company's 1999 Federal and State Corporate Tax Returns, Franchise Tax Returns, and Business Property Rendition. The Board believes that the services performed by Sutton Robinson Freemen are compatible with maintaining their independence.

     Representatives of Sutton Robinson Freeman are not expected at the Annual Shareholders Meeting. They have been afforded an opportunity to make a statement if they desire to do so. Representatives of the firm will be available via telephone to respond to appropriate questions.

                    THE BOARD RECOMMENDS A VOTE "FOR" ITEM 4

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

     Except as set forth below, the Company knows of no single person or group that is the beneficial owner of more than 5% of the Company's common stock. The following table also shows the amount of common stock of the Company beneficially owned (unless otherwise indicated) by the Company's sole officer and director. Except as otherwise indicated, all information is as of June 20, 2001 and ownership consists of sole voting and investment power.



                                                                            Beneficial         Percentage of
                                                     Relationship to         Ownership          Outstanding
                   Name and Address                      Company          Common Stock(1)     Common Stock (2)
      ------------------------------------------- ---------------------- ------------------ --------------------

      Gifford M. Mabie........................      Sole Officer and         1,150,000 (3)         4.95%
      8908 S. Yale Ave. #409                            Director
      Tulsa, OK  74137

      Charles M. Green........................      Beneficial Owner         1,264,666 (4)         5.37%
      11048 S. Jamestown
      Tulsa, OK  74137

      Rhonda R. Vincent.......................        Employee and           1,660,300 (5)         7.14%
      8908 S. Yale Ave. #409                        Beneficial Owner
      Tulsa, OK  74137

      Sole Officer and Director,
      Employees and Beneficial Owners
      as a Group (3 persons).........................................        4,074,966            16.86%

     (1) Includes shares of common stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of June 20, 2001

     (2) For each shareholder listed above, his or her percentage of outstanding common stock was based on 22,938,457 shares issued and outstanding as of June 20, 2001, plus the shares which each shareholder has the right to acquire within 60 days of June 20, 2001.

     (3)  Includes   options  to  purchase   300,000   shares  of  common  stock
          exercisable at $0.50 per share. These options expire January 20, 2008.

     (4) Includes warrants to purchase up to 632,333 shares of common stock at $0.50 per share exercisable on or before May 10, 2004.

     (5) Includes 63,000 shares of common stock owned by Investor Relations Corporation, of which Ms. Vincent is the sole officer, director and shareholder, and includes options to purchase 300,000 shares of common stock exercisable at $0.50 per share. These options expire January 20, 2008.


                             EXECUTIVE COMPENSATION

     Mr. Mabie was not paid a salary during the year ended December 31, 2000, therefore, the table or column has been omitted. For accounting purposes, the Company recorded the estimated fair value of his services, $60,000, as an expense and a contribution to capital for the year ended December 31, 2000.

                            OPTION GRANTS DURING 2000

     No options to purchase common stock were granted during the year ended December 31, 2000.

                       OPTION VALUES AT DECEMBER 31, 2000

                                                                Number of Shares
         Name and Current Position        Dollar Value (1)    Underlying Options
         -------------------------        ----------------    ------------------

         Gifford Mabie
         Sole officer and director               $0.00             300,000

         All employees, including sole
         officer and director                    $0.00           1,000,000

         All employees and consultants           $0.00           1,800,000


     (1) Based upon the excess fair market value of the Common Stock on December 31, 2000 over the exercise price. The closing price of Maxxon Common Stock over the counter was $0.15 per share on December 31, 2000.


                              EMPLOYMENT AGREEMENT

     On January 3, 2001, the Company entered into a written employment agreement with Gifford Mabie, the Company's sole officer and director. The term of the agreement is for one year, ending January 3, 2002 with an automatic and continuous renewal for consecutive two year periods. The agreement can be ended either by us or by Mr. Mabie upon 30 days' written notice. The agreement provides for an annual salary of at least $100,000 with an annual salary increase equal to no less than the percentage increase in the Consumer Price Index during the previous calendar year. Mr. Mabie's salary will be accrued by the Company and paid in whole or in part as cash is available. To date, Mr. Mabie's salary has been paid through May 31, 2001. If Mr. Mabie resigns or is terminated for any reason, his accrued and unpaid salary plus severance pay ranging from three (3) months to twenty-four (24) months, depending on the circumstances of his departure, will be due and payable within 30 days of his resignation or termination. Under the employment agreement, the Company provides certain fringe benefits, including, but not limited to, participation in pension plans, profit-sharing plans, employee stock ownership plans, stock appreciation rights, hospitalization and health insurance, disability and life insurance, paid vacation and sick leave. The Company will reimburse Mr. Mabie for any reasonable and necessary business expenses, including travel and entertainment expenses that are necessary to carry out his duties. Mr. Mabie has the right to participate in other businesses as long as those businesses do not compete with us and so long as he devotes the necessary working time, as determined in his sole discretion, to the Company's business activities. The Company will indemnify Mr. Mabie for all legal expenses and liabilities incurred with any proceeding involving him by reason of his being an officer, director, employee or agent of the Company. The Company will pay reasonable attorney fees and expenses as incurred in the event that, in Mr. Mabie's sole judgment, he needs to retain counsel or otherwise expend personal funds for his defense. If there is a change in control, Mr. Mabie has the right to resign. A change in control is defined as a change in the majority of Directors within any twelve month period without 2/3 approval of the shares outstanding and entitled to vote, or a merger where less than 50 percent of the outstanding common stock survives and a majority of the Board of Directors remains, or the sale of substantially all of the Company's assets, or if any other person or group acquires more than 50 percent of the voting capital. The employment agreement states he will not compete with us for one-year after he resigns voluntarily or is terminated for cause. If Mr. Mabie is terminated without cause or if he resigns because a change of control has occurred, then the non-compete clause of his employment agreement will not be applicable. A copy of the employment agreement is incorporated herein by reference to Exhibit 10.13 of Maxxon's Form 10-KSB for the year ended December 31, 2000.

     On January 3, 2001, in connection with his employment agreement, Mr. Mabie purchased 850,000 shares of Maxxon common stock at $0.15 per share, the closing price of the common stock on the date of the transaction. As payment for the shares, Mr. Mabie gave the Company an unsecured promissory note in the amount of $127,500. The note is due January 3, 2008 and accrues interest at 8% per year.

                               SECTION 16 REPORTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission reports regarding changes in their beneficial ownership of shares in the Company. There were no beneficial owners of more than 10% of the outstanding shares of Maxxon, Inc. as of December 31, 2000.

     Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that its sole officer and director during fiscal 2000 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.


                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2002 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by us no later than October 31, 2001.


                                 OTHER BUSINESS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the item referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                          ANNUAL REPORT AND FORM 10-KSB

     Included with this proxy statement is a copy of the Company's annual report for the year ended December 31, 2000. This annual report is taken from the Company's Form 10-KSB, filed with the Securities and Exchange Commission on April 17, 2001. Certain exhibits included in the Company's Form 10-KSB were excluded from the annual report.

     The Form 10-KSB in its entirety is available online at www.sec.gov or at www.FreeEdgar.com. Any shareholder who wishes to receive a copy of the Form 10-KSB may do so free of charge upon written request sent to the Company.

                                  FORM OF PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                  MAXXON, INC.

     The undersigned hereby constitutes and appoints Gifford Mabie and Rhonda Vincent, and each of them, the true and lawful attorneys, agents, and proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on this Form of Proxy, all of the shares of Common Stock of Maxxon, Inc. held of record by the undersigned on June 20, 2001 at the Annual Meeting of Stockholders to be held on August 16, 2001 or any adjournment thereof.

1.   To elect Gifford  Mabie as director
     to serve until the next annual
     meeting of stockholders............. [ ] FOR   [ ] WITHHOLD AUTHORITY

2.   To approve an amendment to the
     Company's Articles of Incorporation
     to increase the authorized number
     of shares of common stock from
     25,000,000 to 75,000,000.............[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3.   To approve an amendment to the
     Company's 1998 Stock Option Plan
     to increase the maximum number
     of shares of common stock available
     for grant thereunder from 2,000,000
     to 9,000,000.........................[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4.   To ratify the appointment of Sutton
     Robinson Freeman & Co., P.C. as
     independent auditors for the fiscal
     year ending December 31, 2001........[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

5.   In their discretion, the proxies
     are authorized to vote upon such
     other business as may properly come
     before the meeting...................[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholders. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 5.

                             DATED:                       , 2001
                                   -----------------------

                                   -----------------------------------
                                   (Signature)

                                   -----------------------------------
                                   (Signature if jointly held)

     NOTE: Please sign exactly as your name appears on your Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name and give the title of signing officer.

              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
                    USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

     This proxy may be revoked at any time prior to August 16, 2001 by executing a new proxy or by notifying the Company in writing at Maxxon, Inc., 8908 South Yale Avenue, Suite 409, Tulsa, OK 74137, Attn: Corporate Secretary.